--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (Date of earliest event reported): JUNE 18, 1998

                              MEDIAONE GROUP, INC.

             (Exact name of registrant as specified in its charter)

      A DELAWARE CORPORATION           COMMISSION FILE NUMBER     IRS EMPLOYER IDENTIFICATION NO.
     (STATE OF INCORPORATION)                  1-8611                        84-0926774

                            188 INVERNESS DRIVE WEST
                           ENGLEWOOD, COLORADO 80112
                    (Address of principal executive offices)

                                 (303) 858-3000
              (Registrant's telephone number, including area code)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ITEM 5. OTHER EVENTS

    MediaOne Group, Inc. (formerly U S WEST, Inc.) has issued restated consolidated financial statements in the form attached hereto as Exhibit 99, in connection with the Separation of U S WEST, Inc.'s Media Group and Communications Group into two separate companies.

ITEM 7. EXHIBITS

  EXHIBIT    DESCRIPTION
-----------  ---------------------------------------------------------------------------------------------------

       99a   Restated Financial Statement Schedule of MediaOne Group, Inc.

       99b   Restated Consolidated Financial Statements of MediaOne Group, Inc.

                                   SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                U S WEST, INC.

                                By:             /s/ STEPHEN E. BRILZ
                                     -----------------------------------------
                                                  Stephen E. Brilz
                                                ASSISTANT SECRETARY

Dated: June 18, 1998